FRESHSTART VENTURE CAPITAL CORP.

                              FINANCIAL STATEMENTS

               FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997 AND 1996

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

Accountant's Review Report .....................................           F-3

Statements of Financial Position of Freshstart
  Venture Capital Corp. as of November 30, 1996 and 1997 .......           F-5

Statements of Operations for the Six Months
  Ended November 30, 1996 and 1997 .............................           F-6

Statements of Stockholders' Equity for the Six Months
  Ended November 30, 1996 and 1997 .............................           F-7

Statements of Cash Flows for the Six Months
  Ended November 30, 1996 and 1997 .............................           F-9

Notes to the Financial Statements ..............................           F-10

Supplemental Schedules .........................................           F-17

Selected Per Share Data and Ratios .............................           F-18

Board of Directors
Freshstart Venture Capital Corp.

                           ACCOUNTANTS' REVIEW REPORT

We have reviewed the accompanying Statements of financial position of Freshstart Venture Capital Corp. (the "Company") as of November 30, 1997 and 1996 including the schedules of loans receivable, and the related statements of operations, stockholders' equity and cash flows for the six months ended November 30, 1997 and 1996. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial statements consists principally of obtaining an understanding of the system for the preparation of interim financial statements, applying analytical review procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

As discussed more fully in Note 1 to the financial statements, securities amounting to $20,623,217 as of November 30, 1997 (288% of net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the value that would have been used had a ready market for such loans existed, and the differences could be material.

We have reviewed the procedures used by the Board of Directors in arriving at its estimate of fair value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30,1997 and 1996 and the results of its operations and its cash flows for the six months ended November 30, 1997 and 1996 in conformity with generally accepted accounting principles.

Board of Directors
Freshstart Venture Capital Corp.

We have previously examined, in accordance with generally accepted auditing standards, the financial statements of Freshstart Venture Capital Corp. as of May 31, 1997 and for the year then ended; and in our report dated July 16, 1997, we expressed an unqualified opinion on those financial statements and included an explanatory paragraph regarding the possible effect on the financial statements of the valuation of loans determined by the Board of Directors.


New York, New York
December 30, 1997




Michael C. Finkelstein
Certified Public Accountant

                        FRESHSTART VENTURE CAPITAL CORP.
                        STATEMENTS OF FINANCIAL POSITION

                                     ASSETS

                                                      May 31,      November 30,
                                                   ------------    ------------
                                                       1997            1997
                                                   ------------    ------------


Loans Receivable:
Long Term Portion (Notes 2 and 3)                  $ 14,308,959    $ 20,803,775
Less: Unrealized Depreciation on
  Loans Receivable (Note 3)                            (180,558)       (180,558)
                                                   ------------    ------------
                                                     14,128,401      20,623,217
Less: Current Maturities - Loans Receivable          (1,984,365)     (2,912,529)
                                                   ------------    ------------

     Total Loans Receivable -
       Net of Current Maturities                     12,144,036      17,710,688
                                                   ------------    ------------

Assets Acquired in Liquidation of
  Portfolio Securities (Note 4)                            --              --
                                                   ------------    ------------

CURRENT ASSETS
Cash (Note 15)                                        2,869,861          15,363
Accrued Interest (Notes 2 and 3)                        127,974         213,208
Current Maturities - Loans Receivable                 1,984,365       2,912,529
Prepaid Expenses and Other Assets                       205,473         350,045
                                                   ------------    ------------

     Total Current Assets                             5,187,673       3,491,145
                                                   ------------    ------------

Fixed Assets - Net of Accumulated Depreciation
  of $22,366 and $25,364
  respectively (Note 2)                                  19,906          16,908
                                                   ------------    ------------

     Total Assets                                  $ 17,351,615    $ 21,218,741
                                                   ============    ============


      See Accountants' Review Report and Notes to the Financial Statements
                                       F-5

                        FRESHSTART VENTURE CAPITAL CORP.
                        STATEMENTS OF FINANCIAL POSITION


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                         May 31,    November 30,
                                                      -----------   ------------
                                                          1997         1997
                                                      -----------   -----------

LONG TERM DEBT:
Debentures Payable to SBA (Note 6)                    $ 8,450,000   $12,360,000
4% Cumulative, 15 Year Redeemable
 Preferred Stock (Note 7)                               1,410,000     1,410,000
                                                      -----------   -----------
   Total Long Term Debt                                 9,860,000    13,770,000
                                                      -----------   -----------

CURRENT LIABILITIES:
Accrued Interest                                          182,344       253,761
 Other Current Liabilities                                 76,824        27,625
 Dividends Payable (Note 9)                                14,100         9,400
                                                      -----------   -----------
   Total Current Liabilities                              273,268       290,786
                                                      -----------   -----------

   Total Liabilities                                   10,133,268    14,060,786
                                                      -----------   -----------

Commitments and Contingencies
  (Notes 14, 15 and 18)                                      --            --


STOCKHOLDERS EQUITY:
4% Cumulative, 15 Year Redeemable Preferred
 Stock- $1 Par Value; 10,000,000 Shares
 Authorized, 1,410,000 Shares Issued and
 Outstanding, (See Long Term Debt) (Note 7)                  --            --

3% Cumulative Preferred Stock - $1 Par Value:
 No Shares Issued and Outstanding
 (Notes 7 and 12)                                            --            --


Common Stock - $.01 Par Value: 3,000,000 Shares
 Authorized, 2,172,688 Shares Issued and
 Outstanding, (Note 12)                                    21,726        21,726


Additional Paid in Capital (Note 8)                     6,857,817     6,953,316
Retained Earnings                                         147,805        87,413
Restricted Capital - Realized Gain on
 Redemption (Note 8)                                      190,999        95,500
                                                      -----------   -----------
   Total Stockholders' Equity                           7,218,347     7,157,955
                                                      -----------   -----------
   Total Liabilities and Stockholders' Equity         $17,351,615   $21,218,741
                                                      ===========   ===========

Net Assets Per Share                                  $      3.32   $      3.29
                                                      ===========   ===========



      See Accountants' Review Report and Notes to the Financial Statements
                                       F-6

                        FRESHSTART VENTURE CAPITAL CORP.
                            STATEMENTS OF OPERATIONS


                                           Year             Six Months Ended
                                        Ended May 31,          November 30,
                                        -------------    -----------------------
                                            1997            1996         1997
                                         ----------      ----------   ----------

REVENUE:
Interest Earned on
  Outstanding Receivables                $1,231,318      $  519,193   $  985,572
Interest Income - Idle Funds                 39,397           3,052       44,053
                                         ----------      ----------   ----------
     Total Revenue (Note 2)               1,270,715         522,245    1,029,625
                                         ----------      ----------   ----------

EXPENSES:
Interest (Note 6)                           360,678         149,808      370,025
Professional Fees                            59,945          23,355       36,096
Officers' Salaries (Notes 11 and 13)        141,225          72,573       60,810
Other Salaries (Note 11)                     25,966          11,008       15,288
Other Operating Expenses                    123,811          55,001       73,959
Pension Expense (Notes 10 and 11)            14,123          10,886        7,610
Depreciation and Amortization (Note 2)       15,915           6,757       19,453
                                         ----------      ----------   ----------
     Total Expenses                         741,663         329,388      583,241
                                         ----------      ----------   ----------

Net Investment Income                       529,052         192,857      446,384
Unrealized Depreciation in Value of
  Investments (Notes 2 and 3)                  --              --           --
                                         ----------      ----------   ----------
                                            529,052         192,857      446,384
PROVISION FOR TAXES:
Current Income Taxes (Note 2)                 2,528           1,840          544
                                         ----------      ----------   ----------
     Net Income                          $  526,524      $  191,017   $  445,840
                                         ==========      ==========   ==========

Earnings Per Share of Common Stock
  (Note 2)                               $     0.29      $     0.14   $     0.20
                                         ==========      ==========   ==========

Dividends Paid Per Share
  of Common Stock                        $     0.21      $     0.09   $     0.22
                                         ==========      ==========   ==========

Weighted Average Shares of Common
  Stock Outstanding                       1,627,318       1,096,688    2,172,688
                                         ==========      ==========   ==========



      See Accountants' Review Report and Notes to the Financial Statements
                                       F-7

                        FRESHSTART VENTURE CAPITAL CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                             Year              Six Months Ended
                                          Ended May 31,          November 30,
                                          -------------   --------------------------
                                              1997           1996           1997
                                           -----------    -----------    -----------
4% Cumulative, 15 Year Redeemable
  Preferred Stock - $1 Par Value:
  10,000,000 Shares Authorized,
  1,410,000 Shares Issued and
  Outstanding (See Long Term Debt)
  (Note 7)                                        --             --             --
                                           -----------    -----------    -----------

Common Stock - $.01 Par Value:
  3,000,000 Shares Authorized, 1,096,688
  Shares Issued and Outstanding                  5,483          5,483         21,726
  2 For 1 Stock Split                            5,483          5,483           --

Sale of 1,076,000 Shares of Common Stock        10,760           --             --
                                           -----------    -----------    -----------

Balance, End of Period                          21,726         10,966         21,726
                                           -----------    -----------    -----------

Additional Paid in Capital -
  Beginning of Period                        2,767,600      2,762,116      6,857,817
Proceeds from Sale of 1,076,000 Shares
  of Common Stock                            3,904,700           --             --
  2 For 1 Stock Split                           (5,483)          --             --
Amortization of Restricted
  Capital (Note 8)                             191,000         95,500         95,499
                                           -----------    -----------    -----------

Balance, End of Period                       6,857,817      2,857,616      6,953,316
                                           -----------    -----------    -----------


Retained Earnings -
Beginning of Period                             15,379         15,379        147,805
Net Income                                     526,524        191,017        445,840
Dividends Paid and Accrued                    (394,098)      (126,903)      (506,232)
                                           -----------    -----------    -----------
     Balance, End of Period                    147,805         79,493         87,413
                                           -----------    -----------    -----------


Restricted Capital
Gain on Redemption of 3% Preferred
  Stock (See Note 8)                           381,999        381,999        190,999
Amortization of Gain                          (191,000)       (95,500)       (95,499)
                                           -----------    -----------    -----------
     Balance, End of Period (Note 8)           190,999        286,499         95,500
                                           -----------    -----------    -----------
     Total Stockholder's Equity            $ 7,218,347    $ 3,234,574    $ 7,157,955
                                           ===========    ===========    ===========



      See Accountants' Review Report and Notes to the Financial Statements
                                       F-8

                        FRESHSTART VENTURE CAPITAL CORP.
                            STATEMENTS OF CASH FLOWS

                                                       Year              Six Months Ended
                                                    Ended May 31,          November 30,
                                                    -------------   --------------------------
                                                        1997           1996           1997
                                                     -----------    -----------    -----------
CASH FLOWS PROVIDED (USED) BY
  OPERATING ACTIVITIES:
Net Income                                           $   526,524    $   191,017    $   445,840
Depreciation and Amortization Expense                     15,915          6,757         19,453
(Increase) in Accrued Interest                           (35,028)        (8,642)       (85,234)
Decrease (Increase) in Other Assets                       71,960        (71,561)      (161,027)
Increase (Decrease) in Accrued Liabilities               103,072           (214)        17,518
Dividends Paid and Accrued                              (502,200)      (239,705)      (506,232)
                                                     -----------    -----------    -----------
Net Cash (Used) Provided By Operating Activities         180,243       (122,348)      (269,682)
                                                     -----------    -----------    -----------


CASH FLOWS PROVIDED (USED) BY
  INVESTING ACTIVITIES:
Increase in Loans Receivable                          (9,556,400)    (2,555,250)    (8,448,700)
Repayment of Loans Receivable                          3,609,690      1,865,034      1,560,182
Increase in Loan Participations                        3,145,900        630,500        595,000
Repayment of Loan Participations                      (2,910,134)       (97,348)      (201,298)
                                                     -----------    -----------    -----------
Net Cash (Used) By Investing Activities               (5,710,944)      (157,064)    (6,494,816)
                                                     -----------    -----------    -----------


CASH FLOWS (USED) PROVIDED BY
  FINANCING ACTIVITIES:
Net Proceeds from sale of 1,076,000
  Shares of Common Stock                               3,915,460           --             --
(Decrease) in Restricted Capital                        (191,000)       (95,500)       (95,499)
Increase in Debentures Payable to SBA (Net)            4,070,000         10,000      3,910,000
Increase in Additional Paid in Capital                   191,000         95,500         95,499
                                                     -----------    -----------    -----------
Net Cash Provided by Financing Activities              7,985,460         10,000      3,910,000
                                                     -----------    -----------    -----------
Net (Decrease) Increase in Cash                        2,454,759       (269,412)    (2,854,498)
Cash Balance - Beginning of Period                       415,102        415,102      2,869,861
                                                     -----------    -----------    -----------
Cash Balance - End of Period                         $ 2,869,861    $   145,690    $    15,363
                                                     ===========    ===========    ===========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest                                             $   299,922    $   150,886    $   298,608
                                                     -----------    -----------    -----------
Taxes                                                $     2,528    $     1,840    $       544
                                                     -----------    -----------    -----------



      See Accountants' Review Report and Notes to the Financial Statements
                                       F-9

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                           NOVEMBER 30, 1997 AND 1996


NOTE 1    ORGANIZATION

          Freshstart Venture Capital Corp., a New York Corporation (the "Company"), was formed on March 4, 1982 for the purpose of operating as a specialized small business investment company ("SSBIC"), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the U.S. Small Business Administration ("SBA"). The Company has also registered as an investment company under the Investment Company Act of 1940. The Company's business is to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged and to entities which are at least fifty (50%) percent owned by such individuals.

NOTE 2    SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual basis of accounting in conformity with generally accepted accounting principles for investment companies.

          Valuation of Loans and Investments

          The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than values that would exist in a ready market for such loans, which market has not in the past and does not now exist. The provision for loan losses represents a good faith determination by the Board of Directors maintained at a level that, in its judgment, is adequate to absorb losses. The balance in the reserve account is adjusted periodically by the Board of Directors on the basis of the fair value of the collateral held and past loss experience. Approximately 83% percent of the Company's loan portfolio consists of loans made for the financing of taxi cab medallions and related assets. The remaining portion of the loans are made to various small commercial enterprises. Substantially all loans are collateralized by either NYC taxi medallions or real estate and the personal guarantees of the individual owners.

          Depreciation and Amortization

          Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight line method at rates adequate to allocate the costs of applicable assets over their expected useful lives.

          Recognition of Interest Income

          It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. Interest on doubtful accounts and accounts which are 180 days past due is not recorded until actually received.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                           NOVEMBER 30, 1997 AND 1996


NOTE 2    SIGNIFICANT ACCOUNTING POLICIES
(Continued)

          Income Taxes

          The Company has elected to be taxed as a regulated investment company under the Internal Revenue Code. A regulated investment company can generally avoid taxation at the corporate level to the extent that ninety (90%) percent of its income is distributed to its stockholders. Therefore, no provision for federal income taxes has been made. The financial statements include provisions for New York State and local minimum taxes.

          Earnings Per Share

          Earnings per share are based on a weighted average number of shares outstanding during the period, less accrued dividends on cumulative preferred stock.

          Assets Acquired in Liquidation of Portfolio Securities.

          Assets acquired in liquidation of portfolio securities are carried at estimated net realizable value. Expenses incurred at the time of foreclosure are charged against the assets and adjusted to the estimated net realizable value. Subsequent reductions in estimated net realizable value are recorded as losses.

          Recently Issued Accounting Standards.

          Statement of Financial Accounting Standard No. 114, "Accounting by Creditors for Impairment of a Loan" ("SFAS 114") was issued in May 1993 and is effective for fiscal years beginning after December 15, 1994. SFAS 114 generally requires all creditors to account for impaired loans, except those loans that are accounted for at fair value or at the lower of cost or fair value, at the present value of expected future cash flows discounted at the loans' effective interest rate. Creditors may account for impaired loans at the fair value of the collateral or at the observable market price of the loan if one exists. Due to the nature of the Company's loan portfolio, SFAS 114 is not expected to have a material effect on the Company's financial condition or results of operations.

          Other

          Certain information from the prior years has been reclassified to conform its presentation to the current financial statements.

NOTE 3    LOANS RECEIVABLE

          The Company's loan portfolio includes participations with other lenders as presented in the following schedule. The following is a breakdown of the outstanding loans receivable:

                                        May 31,              November 30,
                                        -------              ------------
                                         1997            1996           1997
                                         ----            ----           ----

          Outstanding Loans        $  17,040,332    $ 11,718,114   $ 23,928,850
          Loan Participations         (2,731,373)      2,963,035      3,125,075
                                   -------------    ------------   ------------
          Net Loans Outstanding    $  14,308,959    $  8,755,079   $ 20,803,775
                                   =============    ============   ============

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                           NOVEMBER 30, 1997 AND 1996


NOTE 3    LOANS RECEIVABLE
(Continued)

          Loans on non-accrual status as of November 30, 1997 and 1996 were approximately $1,165,878 and $1,190,349 , respectively. Additionally, the total amount of interest income not accrued was $948,406 and $808,784 during the six months ended November 30, 1997 and 1996.

          Reconciliation of Loan Loss Reserve

          A reconciliation of loan loss reserve is as follows:

                                               Six Months Ended November 30,
                                               -----------------------------
                                                    1996              1997
                                                    ----              ----

          Balance, Beginning                     $180,558          $180,558
          Provision for Loan Losses                  --                --
          Charge-Offs                                --                --
                                                 --------          --------
          Balance, Ending                        $180,558          $180,558
                                                 ========          ========

          Effective June, 1996, the Company foreclosed on one of its loans. The total value of the loan including past due interest is $182,864. The loan is collateralized by real estate. The Company anticipates
          recovery  of  the  entire  balance  outstanding   including  past  due
          interest.

NOTE 4    ASSETS ACQUIRED IN LIQUIDATION OF PORTFOLIO SECURITIES

          The Company foreclosed on two loans during the fiscal years ended November 30, 1994 and 1993. Both loans are collateralized by real estate. The Company's cost of the loans plus costs to obtain title to such properties is included in the carrying value of the assets acquired in liquidation. The Company wrote off the balance remaining of $13,344 against its earnings for the fiscal period ending November 30, 1996.

NOTE 5    LOANS PAYABLE - LINE OF CREDIT

          Effective October 23, 1992, the Company established a $1,500,000 line of credit with Extebank. On January 15, 1995, the Company entered into a new agreement with Extebank providing for a $1,100,000 discretionary line of credit without any officer guarantees, expiring December 15, 1995. The Company renewed the line of credit with an expiration date of October 31, 1996. All advances bear interest at .75% above the prime rate. Pursuant to the terms of the line of credit, the Company was required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable as collateral for the above line of credit and was required to maintain a minimum of $200,000 non-interest bearing collected balance with Extebank during the term of the line of credit. The balance outstanding as of November 30, 1997 and 1996 was $0. The Company has not renewed the line of credit.

          The Company has established a new line of credit with Israel Discount Bank of New York for $5,000,000. All advances under this agreement bear interest at the banks prime rate less .25%. The Company pledged its loan portfolio as collateral for the above line of credit and is required to maintain compensating balances of $100,000 with the bank.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                           NOVEMBER 30, 1997 AND 1996


NOTE 6    LONG TERM DEBT

          The long term debt to the SBA consisted of the following subordinated debentures as of November 30, 1996 and 1997 with interest payable semi-annually:

                                     Interest Rate Period           November 30,
          Maturity Date                First       Second               1997
          -------------                -----       ------           ------------

          September 1, 2007            7.760%       7.760%           $ 4,060,000
          June 1, 2005                 6.690%       6.690%               520,000
          December 1, 2005             6.540%       6.540%               520,000
          September 22, 1999           5.000%       8.000%               750,000
          June 9, 1999                 6.000%       9.000%               750,000
          December 16, 2002            4.510%       7.510%             1,300,000
          March 1, 2007                7.380%       7.380%             4,210,000
          June 1, 2006                 7.710%       7.710%               250,000
                                                                     -----------
                                                                     $12,360,000
                                                                     ===========

          During the six months ended November 30, 1996, the Company paid off $1,000,000 in subsidized debentures through the sale of two $520,000 unsubsidized subordinated debentures, due June 1, 2005 and December 1, 2005 with interest at 6.69% and 6.54%, respectively.

          During the six months ended November 30, 1997 the Company paid off $150,000 in subsidized debentures and sold two additional debentures totaling $4,060,000 due September 1, 2006 with interest at 7.76%.

          Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings without the prior written approval of the SBA.

NOTE 7    PREFERRED STOCK

          As of November 30, 1992, the Company was authorized to issue 4,000,000 shares of $1 par value, 3% cumulative preferred stock. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other distributions are made to investors. Effective November 21, 1989, Congress passed legislation which required all preferred stock sold subsequent to the effective date to pay a four percent cumulative dividend and to provide for a mandatory fifteen year redemption. Subsequently, the Company amended its certificate of incorporation creating a Class A Preferred Stock, $1 par value, which consisted of the 1,520,000 outstanding shares of preferred stock and to change the existing 2,480,000 authorized but unissued shares of preferred stock into a new Class B Preferred Stock, $1 par value, which will carry a four percent cumulative dividend rate and a mandatory fifteen year redemption.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                           NOVEMBER 30, 1997 AND 1996


NOTE 7    PREFERRED STOCK
(Continued)

          All preferred shares are restricted solely for issuance to the SBA. Effective November, 1994, the Company amended its certificate of incorporation authorizing an additional 1,000,000 shares of four percent preferred stock and reclassifying all 1,520,000 authorized and unissued shares of three percent preferred stock as 4 percent preferred stock. The effect of the amendment authorized 5,000,000 shares of 4 percent cumulative preferred stock. Effective October 13, 1994 and July 11, 1992, the Company sold 760,000 and 650,000 shares, respectively, of its $1 par value 4 percent cumulative, 15 year redeemable preferred stock to the SBA for $760,000 and $650,000 respectively.

NOTE 8    RESTRICTED CAPITAL - UNREALIZED GAIN ON REDEMPTION

          Repurchase of 3% Preferred Stock

          The Company and the SBA entered into a repurchase agreement dated May 10, 1993. Pursuant to the agreement, the Company repurchased all 1,520,000 shares of its $1 par value, 3 percent cumulative preferred stock from the SBA for a purchase price of $.36225670 per share, or an aggregate of $550,630. The repurchase price was at a substantial discount to the original sale price of the 3 percent preferred stock which was sold to the SBA at par value or $1.00 per share.

          As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly created restricted capital surplus account. The surplus account is equal to the amount of the repurchase, less $14,373 of expenses incurred in connection with the repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default has been cured or waived. The liquidating interest will expire on the later of (i) sixty
          (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized.


          Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9    DIVIDENDS

          Dividends paid to the SBA for each of the six month period ended November 30, 1997 and 1996 were $28,200. Total dividends paid to common stockholders for the six months ended November 30, 1997 and 1996 were $478,032 and $98,703 respectively. The Company is contingently liable to the SBA for $9,400 in preferred dividends due for the three months ended November 30, 1997.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                           NOVEMBER 30, 1997 AND 1996


NOTE 10   MONEY PURCHASE PLAN

          Effective for the fiscal year ending November 30, 1989 the Company initiated a defined contribution pension plan. The eligibility requirements for participation in the plan are a minimum age of 21 years old and 24 months of continuous employment with the Company. Contributions are currently limited to ten percent of each participants compensation. Total contributions made for the periods ended November 30, 1997 and 1996 were $10,886 and $7,610 respectively. All contributions to the plan have been funded on a current basis.

NOTE 11   MANAGEMENT FEES

          The SBA approved the Company's total compensation of $225,000. Compensation is inclusive of officers' and staff salaries and pension contributions.

NOTE 12   STOCKHOLDERS' EQUITY - PRIVATE PLACEMENT

          Effective April 21, 1992, pursuant to a private placement, the Company sold 56,304 shares of common stock at a price of $12 per share to accredited investors. Total capital raised was $675,648 less private placement costs of $16,274, including $9,660 paid during the six months ended November 30, 1992. Substantially all of the proceeds were used to repurchase the 1,520,000 shares of its $1 par value, 3% Preferred Stock held by the SBA and to make additional investments. The net proceeds received also enabled the Company to obtain additional leverage from the SBA in the form of preferred stock and debentures.

          Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994 were required to amend their certificates of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designee to take such action in the event of the occurrence of certain events of default. Effective November, 1994, the Company amended its certificate of incorporation in accordance with the relevant provisions of the SBA regulations.

          On January 12, 1996, the Company filed an amendment to its certificate of incorporation which increased the number of authorized shares to 13,000,000 shares of capital stock consisting of 10,000,000 shares of $1 par value, 4 percent cumulative, 15 year redeemable preferred stock and 3,000,000 shares of $.01 par value, common shares. The financial statements are presented after giving effect to these changes.

          The amended certificate of incorporation also provided for a 2 for 1 stock split with respect to the Company's shares of common stock, $.01 par value per share, for two shares of common stock for $.01 par value per share. The effect of the amendment increased the 274,172 issued and outstanding shares of common stock to 548,344 shares. Additionally, effective October 24, 1996, the Company amended the certificate of incorporation, providing for a 2 for 1 stock split. The effect of this amendment increased the 548,344 issued and outstanding shares of common stock to 1,096,688 shares.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                           NOVEMBER 30, 1997 AND 1996


NOTE 13   RELATED PARTY TRANSACTION

          The Company currently leases office space from a real estate partnership, whose partners consist of certain officers and directors of the Company, for $1,500 per month plus certain extraordinary operating expenses. The lease expires in November, 1997 with a minimum annual rental of $18,000. Total rental expense under this lease was $18,000, for all of the years ended November 30, 1997, 1996 and 1995 respectively.

          Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation set by the SBA. For the six months ended November 30, 1997 and 1996, officers' salaries, including pension contributions, were $66,891, and $78,163, respectively.

NOTE 14   SIGNIFICANT CONCENTRATION OF CREDIT RISK

          Approximately   $17,201,995   (83%)  percent  of  the  Company's  loan
          portfolio consists of loans made for the financing and purchase of New York City taxicab medallions and related assets.

NOTE 15   FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

          The Company maintains approximately $2,769,861 in one bank as of May 31, 1997 in excess of amounts that would be insured by the Federal Depository Insurance Corporation.

NOTE 16   SUBSEQUENT EVENTS

          Effective December 31, 1997, and for the three months then ended, the Board of Directors declared a dividend of $.11 per share to holders of common stock, aggregating $238,996. The dividend was paid January, 1998.

          On December  1, 1995 and  December  15,  1997,  the  Company  borrowed
          $350,000 and $650,000, respectively, from its line of credit with Israel Discount Bank.

NOTE 17   PUBLIC OFFERING

          The Company filed a registration statement with the Securities and Exchange Commission to sell up to 1,000,000 shares of common stock, at a public offering price of $5.00 per common share, for an aggregate offering price of $5,000,000. On December 3, 1996, the Company successfully completed its public offering of 1,076,000 shares of the Company's common stock, including 76,000 shares of common stock pursuant to the exercise of the underwriters over allotment option. The gross proceeds from the sale aggregated $5,380,000. The net proceeds received by the Company after deducting underwriting discounts and various costs of the offering totaled $3,904,708.

NOTE 18   COMMITMENTS AND CONTINGENCIES

          During the fiscal period ended November 30, 1996, Scott Printing filed a lawsuit against the Company. Scott Printing is seeking an approximate amount of $50,000 for printing work performed during the Company's public offering. The Company is contesting the amount claimed and intends to vigorously defend the action. However, the Company has accrued $40,000 as a contingency against such litigation.

                        FRESHSTART VENTURE CAPITAL CORP.
                             SUPPLEMENTAL SCHEDULES
                                NOVEMBER 30, 1997

                          SCHEDULE I - LOANS RECEIVABLE

                                                                                                Balance
                                    Number of                                                 Outstanding
         Type of Loan                 Loans         Interest Rate      Maturity Date       November 30, 1997
         ------------               ---------       --------------     -------------       -----------------
NYC Taxi Medallion                     199           9.00% - 15.00%     1 - 7 years           $ 17,201,995
Services                                 2                   14.00%     1 - 7 years                211,694
Auto Repair Service                      8          10.00% - 15.00%     1 - 4 years                666,659
Renovation and Construction              2                   10.50%         5 years                165,212
Retail Establishment                     4          11.25% - 13.00%     1 - 4 years                374,334
Restaurant                               4          13.00% - 15.00%         1 year                 335,296
Gasoline Service Station                 3           9.50% - 12.00%         1 year                 268,775
Manufacturing                            1                   15.00%         1 year                 151,572
Laundromat and Dry Cleaners             17          11.00% - 15.00%     1 - 4 years              1,226,166
Medical Offices                          3          11.63% - 15.00%     1 - 3 years                202,072
                                       ---                                                    ------------

     TOTAL                             243                                                    $ 20,803,775
                                       ===                                                    ============

Substantially all of the above loans are collateralized by either New York City taxi medallions or real estate holdings.


                      SCHEDULE VII - SHORT TERM BORROWINGS

Short term borrowing activities for the periods presented were as follows:

                                    Weighted
                                     Balance           Average          Maximum Amount       Average Amount
Category of                          End of           Interest          Outstanding           Outstanding
Borrowing                            Period             Rate           During Period       During Period (1)
---------                            ------             ----           -------------       -----------------
May 31, 1997 (2)                     $   --              --              $   --                 $   --
November 30, 1996                    $   --              --              $   --                 $   --
November 30, 1997                    $   --              8.25%           $200,000               $   --


(1)  Computed based on weighted average of amount outstanding during the period.

(2)  The Company did not renew its Line of Credit.

                        FRESHSTART VENTURE CAPITAL CORP.
                            SUPPLEMENTARY INFORMATION
                       SELECTED PER SHARE DATA AND RATIOS
                         FOR THE YEAR ENDED MAY 31, 1997
               AND THE SIX MONTHS ENDED NOVEMBER 30, 1997 AND 1996

                                 For the Six Months Ended        Year Ended
                               ---------------------------       ----------
                                       November 30,                May 31,
                               ---------------------------       ----------
                                  1997             1996             1997
                               ----------       ----------       ----------
Per Share Data
Investment Income              $     0.47       $     0.46       $     0.79
Investment Expenses                  0.27            (0.30)           (0.46)
                               ----------       ----------       ----------

Net Investment Income                0.20             0.16             0.33

Net Realized and Unrealized
  Gains and Losses on
  Securities                         --               --              (0.03)

Reduction Due to Stock Split         --               --              (4.94)

Dividends - Common Stock            (0.22)           (0.09)           (0.22)
Dividends - Preferred Stock         (0.01)           (0.02)           (0.03)

Sale of Common Stock                 --               --                2.4

Net Increase/Decrease
  in Net Asset Value                -0.03             0.05            (2.46)
Net Asset Value - Beginning
  of Period                    $     3.32       $     2.88       $     5.78

Net Asset Value - End of
  Year                         $     3.29(1)    $     2.93(1)    $     3.32(1)
                               ----------       ----------       ----------

Net Asset Value - End of
  Year Excluding Retained
  Earnings (2)                 $     3.25(1)    $     2.87(1)    $     3.23(1)
                               ==========       ==========       ==========

Ratios
Ratio of Expenses to
  Average Net Assets                 8.17%           10.30%           14.30%
                               ==========       ==========       ==========

Ratio of Net Income to
  Average Net Assets                 06.2%             6.0%            10.1%
                               ==========       ==========       ==========

Weighted Average of Common
Shares Outstanding              2,172,688        1,096,688        1,627,318
                               ==========       ==========       ==========


(1) The net asset value includes the unamortized portion of the realized gain from the repurchase of three percent stock and the undistributed retained earnings at the end of the period. The unamortized balance remaining in the preferred restricted capital account is $190,999.

(2)  Excluded undistributed retained earnings at the end of the period.